Southern Union Company
Barclays Capital
2009 CEO Energy Conference
New York
September 10, 2009
www.sug.com

- Forward-looking statements
- Southern Union Company
- Company Facts
- Creating Shareholder Value
- Value Creation
    - Prudent Financial Management
    - Organic Growth Projects
    - Strategic Initiatives
- Business Segments
    - Transportation & Storage
       - Transportation & Storage Assets
       - Trunkline LNG: Infrastructure Enhancement Project
       - FGT Phase VIII Expansion
       - FGT Phase VIII Expansion Timeline
       - FGT Pascagoula Lateral
    - Gathering & Processing
       - Map of Operations
       - North System
       - South System
       - High Pressure Transfer System
       - Diversified, Active Producer Portfolio
       - Gas Supply - Contract Risk Mitigation
       - 2009 G&P Assumptions
       - G&P Hedge Portfolio
       - SUGS Growth Projects
    - Distribution
    - Corporate & Other
- Summary